DELAWARE GROUP® CASH RESERVE

Delaware Cash Reserve® Fund (the "Fund")

Supplement to the Fund's Class B and Class C Prospectus
dated July 29, 2009

Effective November 12, 2009, Delaware Management Company, the Fund's investment manager, has voluntarily agreed to waive and/or reimburse an additional 0.05% to prevent the Fund's "Total annual operating expenses" from exceeding 0.64%. These waivers are in addition to the existing voluntary distribution fee waiver. These voluntary expense limitations are subject to the exclusions described below and may be discontinued at any time.

The following replaces the information in the section entitled "Fees and expenses" on pages 4-5.

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.
CLASS	B	C
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	4.00%[1]	1.00%[2]
Maximum sales charge (load) imposed on reinvested dividends	none	none
Redemption fees	none	none
Exchange fees[3]	none	none

Annual fund operating expenses are deducted from the Fund's assets.4
CLASS	B	C
Management fees[5]	0.45%	0.45%
Distribution and service (12b-1) fees[6]	1.00%	1.00%
Other expenses	0.24%	0.24%
Total annual fund operating expenses	1.69%	1.69%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that total annual operating expenses remain unchanged in each of the periods shown. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
Class	B	(if redeemed) B	C	(if redeemed) C
1 year	$172	$571	$172	$272
3 years	$533	$808	$533	$533
5 years	$918	$1,143	$918	$918
10 years	$1,812	$1,812	$1,998	$1,998

The Class B example reflects the conversion of the Class B shares to Consultant Class shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Consultant Class.

1 If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

2 Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

3 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange shares into a fund that has a front-end sales charge.

4 In periods of market volatility, during which asset levels may fluctuate substantially, the Fund's annual fund operating expenses may vary from the numbers shown in the table above.

5 The Manager has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 0.64% of the Fund's average daily net assets from November 12, 2009 until such time as the voluntary expense cap is discontinued. After giving effect to the Manager's voluntary waivers and the Distributor's voluntary waivers (see footnote 6), the Fund's net expenses for its Class B and C shares are 0.64% and 0.64%, respectively. These fee waivers and expense reimbursements apply only to expenses paid directly by the Fund, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect this voluntary expense cap.

The following table shows the Fund's operating expenses which are based on the most recently completed fiscal year and reflects the Manager's voluntary waivers and the current voluntary 12b-1 fee waiver described in note 6 below.
CLASS	B	C
Management fees[5]	0.45%	0.45%
Distribution and service (12b-1) fees[6]	1.00%	1.00%
Other expenses	0.24%	0.24%
Total annual fund operating expenses	1.69%	1.69%
Fee waivers and payments	(1.05%)	(1.05%)
Net expenses	0.64%	0.64%

6 The Fund's distributor, Delaware Distributors, L.P. (Distributor), has voluntarily agreed to waive all of the Class B and C shares' 12b-1 fees from August 1, 2009 until such time as the waiver is discontinued. This waiver may be discontinued at any time because it is voluntary.

Please keep this Supplement for future reference.

This Supplement is dated November 12, 2009.